                                    SCHEDULE 14A
                                   (RULE 14a-101)
                      INFORMATION REQUIRED IN PROXY STATEMENT
                              SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                       ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
[x] Definitive Proxy Statement          Only (as Permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Franklin Life Money Market Variable Annuity Fund C
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------

     (5)  Total fee paid:

     -----------------------------------------------------------------------

     [ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     -----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     -----------------------------------------------------------------------

     (3)  Filing Party:


     -----------------------------------------------------------------------

     (4)  Date Filed:

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

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              NOTICE OF ANNUAL MEETING
                                         OF
                                  CONTRACT OWNERS


To the Contract Owners:

     PLEASE READ THE SPECIAL NOTICE AT THE BOTTOM OF THIS PAGE.

     Notice is hereby given that the annual meeting of the Contract Owners of Franklin Life Money Market Variable Annuity Fund C (the "Fund") will be held at the home office of The Franklin Life Insurance Company ("The Franklin"), #1 Franklin Square, Springfield, Illinois 62713, at 11:30 a.m., Springfield time, on April 20, 1998, for the purpose of considering and acting upon the following matters:

     (1) To elect four members of the Board of Managers of the Fund to serve until the next annual meeting and until their successors are elected and qualified;

     (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the ensuing fiscal year; and

     (3) To transact any other matters that may properly come before the meeting or any adjournment thereof.

     Contract Owners of record at the close of business on February 20, 1998 shall be eligible to vote at the meeting or any adjournment thereof. Contract Owners who do not expect to attend the meeting in person are requested to fill in and sign the accompanying proxy, which is solicited by the Board of Managers of the Fund, and to return it to the Fund immediately in the envelope provided for that purpose. The return of the proxy will not restrict or impair a Contract Owner's right to revoke it or to attend and vote personally at the meeting.

SPECIAL NOTICE: In the past, the Fund has experienced difficulty in obtaining the quorum of votes necessary to conduct business at its annual meetings. The Board of Managers of the Fund therefore URGENTLY REQUESTS CONTRACT OWNERS TO SIGN AND RETURN THE ACCOMPANYING PROXY SO THAT THE NECESSARY QUORUM WILL BE OBTAINED.


By Order of the Board of Managers


/s/ Elizabeth E. Arthur


Elizabeth E. Arthur, Secretary


Dated:  March 17, 1998

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

                      c/o The Franklin Life Insurance Company
                                 #1 Franklin Square
                            Springfield, Illinois  62713

                                  PROXY STATEMENT

                         ANNUAL MEETING OF CONTRACT OWNERS

                                  APRIL 20, 1998

     This Proxy Statement is submitted to the Contract Owners of Franklin Life Money Market Variable Annuity Fund C (the "Fund") in connection with the solicitation by the Fund's Board of Managers of their proxies in the form enclosed for the annual meeting of the Contract Owners to be held at the home office of The Franklin Life Insurance Company ("The Franklin"), #1 Franklin Square, Springfield, Illinois 62713, at 11:30 a.m., April 20, 1998, and any adjournments thereof.

     Each Contract Owner receiving this Proxy Statement has previously been sent a copy of the Fund's annual report for the year ended December 31, 1997. THE FUND WILL FURNISH WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1997 TO ANY CONTRACT OWNER UPON REQUEST. ANNUAL REPORTS MAY BE REQUESTED FROM THE FRANKLIN, ATTENTION: BOX 1018, #1 FRANKLIN SQUARE, SPRINGFIELD, ILLINOIS 62713, OR CONTRACT OWNERS MAY CALL (800) 528-2011, EXT. 2591. Such report does not constitute any portion of the proxy soliciting materials.

     This Proxy Statement is first being sent to Contract Owners on or about March 17, 1998.

     Any Contract Owner submitting a proxy pursuant to this Proxy Statement may revoke that proxy at any time prior to the meeting by filing with the Secretary of the Fund either a duly executed written statement to that effect or a duly executed proxy bearing a later date. In addition, any such proxy may be revoked by a Contract Owner by personally attending the meeting and casting his votes in person. Unless so revoked or unless otherwise directed, the persons designated in the proxy (the "proxy committee") intend to cast all votes represented by all the proxies submitted pursuant to this Proxy Statement in favor of the nominees listed herein for election as members of the Board of Managers, for the ratification of the selection of Ernst & Young LLP as independent auditors for the Fund and in the discretion of the proxy committee upon such other matters as may properly come before the meeting.

                                 VOTING PROCEDURES

     As used in this Proxy Statement, the term "Contract" means any variable annuity contract, which depends in whole or in part on the investment performance of the Fund. Except in cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner is the individual variable annuitant to whom a Contract is issued. In cases where a Contract is issued to a trustee of a qualified employees' trust, or pursuant to a qualified annuity plan, the Contract Owner will be respectively the trustee or the employer establishing such trust or plan.

SPECIAL NOTICE: In the past, the Fund has experienced difficulty in obtaining the quorum of votes necessary to conduct business at its annual meetings. The Board of Managers of the Fund therefore URGENTLY REQUESTS CONTRACT OWNERS TO SIGN AND RETURN THE ACCOMPANYING PROXY SO THAT THE NECESSARY QUORUM WILL BE OBTAINED.

     Only Contract Owners of record at the close of business on February 20, 1998 shall be eligible to vote at the meeting. As of that date, there were an aggregate of 75,279.088 votes entitled to be cast by Contract Owners.

     The following table sets forth certain information with respect to each person known by the Fund to be entitled to cast as much as 5% of the total voting power of the Fund as of February 20, 1998:

NAME AND ADDRESS OF CONTRACT OWNER    NUMBER OF VOTES    PERCENT OF VOTING POWER
----------------------------------    ---------------    -----------------------

Beverly A. De Blase                      5352.980                7.110
209 Yorkshire Pl.
Bellevue, OH  44811

     No other person was known to the Fund to have been entitled as of February 20, 1998 to cast as much as 5% of the total voting power of the Fund.

     At the meeting, a quorum will exist if there is represented, either in person or by proxy, 35% of all votes available to Contract Owners as of the record date. The election of members of the Board of Managers and the ratification of the selection of Ernst & Young LLP will require a majority vote of the votes available to the Contract Owners present or represented at the meeting, assuming the presence of a quorum. Abstentions and withholding authority to vote will be counted as votes present or represented at the meeting but will not be counted as votes for ratification of the selection of Ernst & Young LLP or for the election of any member.

     The number of votes which a Contract Owner may cast as to any Contract, prior to the commencement of variable annuity payments measured by annuity units, is equal to the number of accumulation units credited to such Contract. After commencement of such payments, a Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the variable annuity obligations related to such Contract, divided by (ii) the value of an accumulation unit. Fractional votes will be counted.

     An employee covered by a so-called "H.R. 10" plan, if not the Contract Owner, will have the right to instruct the Contract Owner with respect to all votes attributable to his Contract. An employee covered by a Contract issued in connection with a pension or profit-sharing plan described in Section 401 of the Internal Revenue Code will have the right to instruct the Contract Owner with respect to votes attributable to his payments to the plan, if any, and, to the extent authorized by the terms of the plan, with respect to any additional votes under the Contract. If during the annuity period, payments are being made under an annuity to a person who is not a Contract Owner, that person will have the right to instruct the Contract Owner with respect to votes attributable to the amount of the assets in the Fund to meet the variable annuity obligations related to his Contract.

     Each Contract Owner is required to send copies of this Proxy Statement to each person who is entitled to instruct the Contract Owner as to the manner in which its votes are to be cast, and each Contract Owner is further required to cast its votes in accordance with any such instructions which it receives. The Fund will furnish each Contract Owner with such additional copies of this Proxy Statement as it may reasonably request for the purpose of furnishing those copies to persons entitled to instruct it as to the casting of its votes. If employees, variable annuitants or other persons to whom payments are being made are entitled to instruct the Contract Owner, and by April 14, 1998, it has received instructions from some but not all of those persons, the Contract Owner may cast the votes as to which it has received no instructions for or against each proposal to be voted on in the same proportion as votes for which instructions have been received. If no one is entitled to instruct the Contract Owner, or if the Contract Owner receives no instructions, all votes which the Contract Owner is entitled to cast may be cast at its sole discretion.

     Neither the Fund nor The Franklin has any duty to inquire as to the instructions received or the authority of the Contract Owner to cast such votes; and, except to the extent that the Fund or The Franklin has actual knowledge to the contrary, the votes cast by Contract Owners will be considered valid and effective as between the Fund, The Franklin and other persons having voting rights with respect to the Fund.

          ITEM 1:      ELECTION OF THE BOARD OF MANAGERS OF THE FUND

     Four members of the Board of Managers are to be elected to serve until the next annual meeting of Contract Owners and until the election and qualification of their successors. The proxy committee intends to vote all proxies submitted pursuant to this Proxy Statement for the election of the nominees named below, except those nominees as to which authority to vote is withheld by the person executing the proxy. If any of the nominees shall be unable to serve, the votes represented by the proxies submitted pursuant to this Proxy Statement will be cast in the discretion of the proxy committee for such substitute nominee or nominees as shall be designated by the current Board of Managers.

     Dr. Robert C. Spencer has served on the Board of Managers of the Fund since its organization in 1969. Mr. Greenwalt and Mr. Robert G. Spencer have served since April of 1995. Dr. Robert C. Spencer and Mr. Robert G. Spencer are not related. All of the nominees were elected by the Contract Owners at their annual meeting in 1997.

     None of the nominees named below was a Contract Owner as of March 17, 1998. The Board of Managers does not have a nominating, compensation or audit committee or any other committee serving a similar function.

     The following table sets forth the names of the nominees, their ages, the positions now held by them with the Fund, the positions held by them with The Franklin and with Franklin Financial Services Corporation ("Franklin Financial"), the principal underwriter for the Contracts, their principal occupations during the past five years and certain directorships held by them. Where no commencement date for an individual's principal occupation is indicated in the following table, that individual has been engaged in the stated principal occupation for at least the past five years. Each of the nominees has consented to be named as such in this Proxy Statement and to serve on the Board of Managers if elected.


NOMINEE          AGE  POSITION WITH   PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
                         THE FUND
Robert G.         60   Chairman,      Officer of The Franklin; currently Vice
Spencer*                Board of      President of The Franklin.  Prior to 1996,
                        Managers      Mr. Robert G. Spencer also served as
                                      Treasurer of The Franklin and Treasurer
                                      and Assistant Secretary of Franklin
                                      Financial.

Dr. Robert C.     77  Member, Board   Visiting Professor of Government, Montana
Spencer                of Managers    State University, since 1992; Professor of
                                      Government and Public Affairs, Sangamon
                                      State University prior thereto.

James W. Voth     67  Member, Board   Chairman, Resource International Corp.,
                       of Managers    South Bend, Indiana (marketing,
                                      manufacturing and engineering services to industry); prior to 1993, also President of Resource International Corp.

Clifford L.       65  Member, Board   Director, Ameren Corporation; Director,
Greenwalt              of Managers    Central Illinois Public Service Company;
                                      Director, First of America Corporation;
                                      prior to January 1, 1998, Vice Chairman of
                                      Ameren Corporation and President and Chief
                                      Executive Officer of Central Illinois
                                      Public Service Company.

       ---------------------------------

     *Denotes the nominees who are "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund, The Franklin or Franklin Financial by reason of the current positions held by them as set forth in the above table.

     During 1997, there were four meetings of the Board of Managers of the Fund.

     The nominees named above also serve as members of the Board of Managers of Franklin Life Variable Annuity Fund A ("Fund A"), a separate account of The Franklin having as a primary investment objective the long-term appreciation of capital through investment appreciation and the retention and reinvestment of income, the assets of which are held with respect to variable annuity contracts accorded special tax treatment, and of Franklin Life Variable Annuity Fund B ("Fund B"), a separate account of The Franklin having similar investment objectives as Fund A but the assets of which are held with respect to variable annuity contracts not accorded special tax treatment.

     Elizabeth E. Arthur is the Secretary to the Board of Managers of the Fund and has served since 1996. She has been a Vice President, Associate General Counsel and Assistant Secretary of The Franklin since 1986. She also serves as Secretary to the Board of Managers of Fund A and Fund B. Ms. Arthur is 43 years old.

     The following table sets forth a summary of compensation paid for services to the Fund and certain other entities that are deemed to be part of the same "fund complex" in accordance with the proxy rules of the Securities and Exchange Commission (the "Commission") to all members of the Board of Managers for the year ended December 31, 1997. Pursuant to the terms of its agreement to assume certain of the Fund's administrative expenses, The Franklin pays all compensation received by the members of the Board of Managers and the officers of the Fund. Members of the Board of Managers or officers of the Fund who are also officers, directors or employees of The Franklin do not receive any remuneration for their services as members of the Board of Managers or officers of the Fund. Other members of the Board of Managers received a fee of $1,400 for the year and, thus, the aggregate direct remuneration of all such members of the Board of Managers was $4,200 during 1997. It is currently anticipated that the annual aggregate remuneration of such members of the Board of Managers to be paid during 1998 will not exceed $4,200.

                                                          Total Compensation
                                                         Relating to Fund and
                              Aggregate Compensation     Fund Complex Paid to
  Name of Person, Position       Relating to Fund             Each Member

 Each member of the Board
 of Managers (except
 Robert G. Spencer)                 $1,400(1)                $4,200 (1)(2)

(1) Paid by The Franklin pursuant to an agreement to assume certain Fund administrative expenses.
(2) Includes amounts paid by The Franklin to members of the Boards of Managers of Fund A and Fund B who are not officers, directors or employees of The Franklin for service on such Boards of Managers.

     THE BOARD OF MANAGERS RECOMMENDS THAT CONTRACT OWNERS VOTE FOR THE ELECTION OF MESSRS. GREENWALT, ROBERT G. SPENCER AND VOTH AND DR. ROBERT C. SPENCER.

          ITEM 2:      RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Subject to ratification by the Contract Owners, the Board of Managers has selected the firm of Ernst & Young as the independent auditors for the Fund to serve for the ensuing year. That firm also serves as the independent auditors for The Franklin and its parents and subsidiaries, for Fund A and Fund B, described above, and for three separate accounts of The American Franklin Life Insurance Company, a wholly-owned subsidiary of The Franklin. Ernst & Young LLP has no direct or indirect interest in the Fund or in The Franklin or its subsidiaries.

     It is not contemplated that a representative of Ernst & Young LLP will be present at the annual meeting of Contract Owners.

     THE BOARD OF MANAGERS RECOMMENDS THAT CONTRACT OWNERS VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE FUND'S INDEPENDENT AUDITORS.

                        INFORMATION CONCERNING THE FRANKLIN

     The Franklin acts as investment manager to the Fund pursuant to an Investment Management Agreement between the Fund and The Franklin executed on January 31, 1995. That agreement was approved by the Contract Owners of the Fund at the annual meeting of the Fund held April 17, 1995, having been submitted for approval in accordance with the 1940 Act as a result of the termination, by its terms and by operation of law, of a prior Investment Management Agreement upon the transfer to American General Corporation ("American General") of all of the issued and outstanding shares of common stock of The Franklin. This agreement was continued to January 31, 1999 by the Board of Managers at its meeting on January 19, 1998.

     The Franklin is a wholly-owned subsidiary of AGC Life Insurance Company, which in turn is a wholly-owned subsidiary of American General. The address of AGC Life Insurance Company is The American General Center, Nashville, Tennessee 37250. The address of American General is 2929 Allen Parkway, Houston, Texas 77019. American General has advised the Fund that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of March 5, 1998.

                      PRINCIPAL UNDERWRITER FOR THE CONTRACTS

     Franklin Financial serves as the "principal underwriter" (as that term is defined in the 1940 Act) for the Contracts, pursuant to a Sales Agreement with the Fund. Franklin Financial is a wholly-owned subsidiary of The Franklin, and all of Franklin Financial's directors and a majority of its executive officers are also directors or officers of The Franklin. The address of Franklin Financial is #1 Franklin Square, Springfield, Illinois 62713.

     There are no deductions for sales charges made from stipulated payments under the Contracts. However, a contingent deferred sales charge, applied against the lesser of cash value or stipulated payments made during the immediately preceding 72 months, is deducted in the event of certain redemptions. In the case of periodic stipulated payment variable annuity contracts, such charges for total redemptions start at 8% for the first three contract years and then decline by 2% increments per year through the sixth contract year, with no such charge being imposed after the end of the sixth contract year. In the case of single stipulated payment variable annuity contracts, such charges for total redemptions start at 6% for the first two contract years and then decline by 2% increments per year through the fourth contract year, with no such charge being imposed after the end of the fourth contract year. The contingent deferred sales charges applied to partial redemptions are identical to those applied to total redemptions, except that such charges remain at a constant 4% subsequent to the fifth contract year in the case of periodic stipulated payment variable annuity contracts, and the third contract year in the case of single stipulated payment variable annuity contracts. Contingent deferred sales charges are waived in the case of partial redemptions of an amount in each contract year up to 10% of cash value, death of the variable annuitant and where proceeds of a total redemption are used to purchase another variable annuity, fixed dollar annuity or life insurance contract issued by The Franklin. During 1997, no amounts were received by Franklin Financial under the Fund's Sales Agreement in respect of these charges.

     A deduction of $20 per contract year (subject to increase by The Franklin to a maximum of $30 per contract year) and a transaction fee of $1.00 per stipulated payment ($.50 if by bank draft or by employer or military preauthorized automatic deduction from compensation) in the case of periodic stipulated payment variable annuity contracts, and a one-time deduction of $100 in the case of single stipulated payment variable annuity contracts, is made from stipulated payments for administrative expenses. However, administration deductions will be waived with respect to funds transferred to a contract from another totally redeemed variable annuity or fixed-dollar annuity issued by The Franklin. During 1997, these charges aggregated $1,512.

PROPOSALS BY CONTRACT OWNERS

     The Board of Managers of the Fund, and the respective Board of Managers of each of Fund A and Fund B, have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby:
(i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund A and Fund B will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund A and Fund B contract owners will continue as interests in the restructured
Fund); and (iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

     Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of that Contract Owner's interest in a Fund immediately prior to the Reorganization.

     As a general matter, the restructured Fund will not hold annual meetings of shareholders. Contract Owners or shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary to the Board of Managers of the Fund at the home office of The Franklin, #1 Franklin Square, Springfield, Illinois 62713. Contract Owners intending to present any such proposal should refer to the requirements of Rule 14a-8 under the Securities Exchange Act of 1934.

                                   GENERAL

     The Board of Managers is not aware of any matter which is to be presented for action at the meeting except the matters set forth herein. Should any other matter be presented for action at the meeting, the enclosed proxy confers upon the proxy committee authority to cast the votes represented by that proxy in accordance with its best judgment in the interest of the Fund.

     The accompanying proxy is solicited by and on behalf of the Board of Managers of the Fund. Solicitation of proxies will be made by the use of the mails, except that officers and regular employees of The Franklin may make solicitations of proxies by telephone or telegram and by personal calls. The entire cost of such solicitation is to be borne by The Franklin pursuant to its agreement to bear the administrative expenses of the Fund.

By Order of the Board of Managers

/s/ Elizabeth E. Arthur

Elizabeth E. Arthur, Secretary


Dated:  March 17, 1998

                                                               Appendix


                             PROXY OF CONTRACT OWNER OF

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

                        PROXY SOLICITED BY BOARD OF MANAGERS


     The undersigned Contract Owner of Franklin Life Money Market Variable Annuity Fund C (the "Fund"), having received Notice of the Annual Meeting of Contract Owners of the Fund and the Proxy Statement accompanying such notice, each dated March 17, 1998, hereby constitutes and appoints Robert G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the annual meeting of Contract Owners of the Fund to be held at the home office of The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois, on April 20, 1998, at 11:30 a.m., and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.

     The undersigned hereby revokes any and all proxies with respect to all votes entitled to be cast by the undersigned previously given by the undersigned. The proxies will vote in the manner directed herein. The Board of Managers of the Fund recommends that this proxy be marked FOR the election of all the nominees listed below, and FOR ratification of the selection of Ernst & Young LLP as the independent auditors for the Fund. IF NO CONTRARY INDICATION IS MADE, THE PROXIES WILL VOTE PURSUANT TO THE RECOMMENDATION OF THE BOARD OF MANAGERS. This proxy may be revoked (i) at any time prior to the annual meeting by executing a subsequent proxy or by notifying the Secretary of the Fund in writing, or (ii) by voting in person at the meeting.

     (A)  Election of the Board of Managers of the Fund for the ensuing year:

     / / for all nominees listed below       / / authority withheld to vote for
         (except as indicated in the space        all nominees listed below
         below)

              Clifford L. Greenwalt; Dr. Robert C. Spencer; Robert G. Spencer; James W. Voth

              (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------

     (B) Ratification of the selection of Ernst & Young LLP as the independent auditors for the Fund for the ensuing year:
         / /  for                 / /  against                  / /  abstain

     (C) In the discretion of the proxies, upon such other matters as may properly come before the meeting or any adjournment thereof.

Dated:                       , 1998
      -----------------------

                         -------------------------------------------
                                   Signature of Contract Owner